                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE                                   OCTOBER 17, 2001
FOR FURTHER INFORMATION CONTACT:
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                          REPORTS THIRD QUARTER RESULTS


Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation reported earnings for the third quarter of 2001. Income before extraordinary item for the quarter ended September 30, 2001 was $7.2 million ($.35 basic earnings per share) compared to $6.2 million ($.30 basic earnings per share) for the quarter ended September 30, 2000, an increase of 16.7 percent. Year-to-date earnings before extraordinary item were $21.0 million ($1.02 basic earnings per share) compared to $18.2 million ($.88 basic earnings per share) for the nine months ended September 30, 2000, an increase of 15.9 percent.

Net interest income of $22.4 million for the quarter was 5.1 percent higher than the prior quarter and 15.0 percent higher than the same quarter in the prior year as the Company benefited from loan prepayment fees during the quarter. Although the Company's net interest margin has shown favorable trends over the last few years, the rapid decline in interest rates will result in margin compression going forward.

The Company issued 1.6 million shares of 9.00% Cumulative Trust Preferred Securities in a recent public offering, increasing capital by $40 million. "The proceeds of this offering will be used to support our growth strategy and further strengthen our ability to withstand the economic uncertainties present in the U.S. economy," stated Chairman Edward A. Townsend. Local Financial Corporation exceeded all regulatory capital requirements and is considered "well capitalized" at September 30, 2001 under current Federal Reserve Bank regulation. Subsequent to quarter end, the Company purchased and retired $19.4 million of its 11 percent Senior Notes, which will result in an extraordinary item charge to income of $1.6 million in the fourth quarter of 2001.

The Company's non-performing assets during the third quarter totaled $11.4 million versus $9.4 million in the prior quarter. The Company's ratio of non-performing assets to total assets was .42 percent at September 30, 2001 versus .36 percent at June 30, 2001. Net loan charge-offs totaled $4.4 million year-to-date or .23 percent of average loans. Although net charge-offs are higher than in previous years, they remain below the levels experienced by our peers.

The events of September 11, 2001 and its potential disruption of economic activity have not been fully realized at this time. While we remain confident in our overall position and expect earnings for 2002 to be higher than the current year, earnings will not be at levels currently projected by bank analysts.

Local Financial Corporation, with total assets of $2.7 billion, is the parent company of Local Oklahoma Bank, a national banking association which has 51 branch offices located in the state of Oklahoma, with major concentration in the metropolitan areas of Oklahoma City, Tulsa and Lawton.

                          ----------------------------

To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                  Local Financial Corporation and Subsidiaries
                        Summary Statements of Operations
                                   (unaudited)


                                                 For the Three Months                            For the Nine Months
                                                  Ended September 30,                            Ended September 30,
                                      ------------------------------------------     --------------------------------------------
                                          2001           2000         % Change           2001            2000         % Change
                                      ------------   ------------   ------------     ------------    ------------    ------------
                                                                        (dollars in thousands)
Interest Income                       $     47,892   $     47,887            --%     $    144,732    $    139,213             4.0%
Interest Expense                            25,500         28,415         (10.3)           80,384          81,691            (1.6)
                                      ------------   ------------                    ------------    ------------

   NET INTEREST INCOME                      22,392         19,472          15.0            64,348          57,522            11.9

Provision for Loan Losses                    1,775            500         255.0             3,675           1,500           145.0

Noninterest Income                           5,297          4,436          19.4            15,419          13,383            15.2
Noninterest Expense                         15,081         13,751           9.7            44,689          40,962             9.1
                                      ------------   ------------                    ------------    ------------

   INCOME BEFORE TAXES AND
     EXTRAORDINARY ITEM                     10,833          9,657          12.2            31,403          28,443            10.4

Tax Provision                                3,639          3,496           4.1            10,382          10,282             1.0
                                      ------------   ------------                    ------------    ------------

   INCOME BEFORE
     EXTRAORDINARY ITEM                      7,194          6,161          16.8            21,021          18,161            15.8

Extraordinary Item--Purchase and
   Retirement of senior notes, net
   of tax                                       --             --            --                (4)           (871)             --
                                      ------------   ------------                    ------------    ------------

       NET INCOME                     $      7,194   $      6,161          16.8%     $     21,017    $     17,290            21.6%
                                      ============   ============   ===========      ============    ============    ============

Earnings per Share Before
  Extraordinary Item:
   Basic                              $       0.35   $       0.30          16.7%     $       1.02    $       0.88            15.9%
   Diluted                            $       0.34   $       0.30          13.3%     $       0.99    $       0.88            12.5%
Earnings per Share - Net Income:
   Basic                              $       0.35   $       0.30          16.7%     $       1.02    $       0.84            21.4%
   Diluted                            $       0.34   $       0.30          13.3%     $       0.99    $       0.84            17.9%

Average Shares Outstanding:
   Basic                                20,539,209     20,537,209                      20,539,091      20,537,209
   Diluted                              21,349,796     20,537,209                      21,238,203      20,537,209

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)


                                           (unaudited)                                     (unaudited)
                                         NINE MONTHS ENDED                             THREE MONTHS ENDED
                                            SEPTEMBER 30,                                 SEPTEMBER 30,
                                    --------------------------     PERCENT        ----------------------------     PERCENT
                                       2001          2000          CHANGE            2001            2000          CHANGE
                                    -----------   ------------   -----------      ------------    ------------   ------------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                    7.91%          8.21%         (3.7)             7.72%           8.42%          (8.3)
Cost of funds                              4.83           5.30          (8.9)             4.49            5.49          (18.2)
Interest rate spread                       3.08           2.91           5.8              3.23            2.93           10.2
Net interest margin                        3.50           3.39           3.2              3.61            3.42            5.6
Return on average assets before
  extraordinary item                       1.10           1.03           6.8              1.10            1.03            6.8
Return on average equity before
  extraordinary item                      16.81          18.03          (6.8)            16.26           17.36           (6.3)
Stockholders' equity to total
  assets at September 30                   6.67           6.01          11.0

                                           (unaudited)                                     (unaudited)
                                         NINE MONTHS ENDED                             THREE MONTHS ENDED
                                            SEPTEMBER 30,                                 SEPTEMBER 30,
                                    --------------------------     PERCENT        ----------------------------     PERCENT
                                       2001          2000          CHANGE            2001            2000          CHANGE
                                    -----------   ------------   -----------      ------------    ------------   ------------
INCOME STATEMENT DATA:

Net interest income                 $    64,348         57,522          11.9            22,392          19,472           15.0
Provision for loan losses                (3,675)        (1,500)        145.0            (1,775)           (500)         255.0
Noninterest income                       15,419         13,383          15.2             5,297           4,436           19.4
Noninterest expense                      44,689         40,962           9.1            15,081          13,751            9.7
Income before extraordinary item         21,021         18,161          15.7             7,194           6,161           16.8
Net income                               21,017         17,290          21.6             7,194           6,161           16.8


                                                   (unaudited)                     PERCENT
                                                     09/30/01       12/31/00       CHANGE
                                                   ------------   ------------   -----------
FINANCIAL CONDITION DATA:

Total assets                                       $  2,740,668      2,377,011          15.3
Loans receivable, net                                 1,925,179      1,848,876           4.1
Securities available for sale                           542,211        354,048          53.1
Deposits                                              1,818,197      1,931,793          (5.9)
Advances from the Federal Home Loan Bank of Topeka      600,025        190,028         215.8
Senior notes                                             41,010         41,160          (0.4)
Mandatory redeemable trust preferred securities          35,000 *           --         100.0
Stockholders' equity                                    182,933        156,271          17.1
Allowance for loan losses                                27,664         28,345          (2.4)


* Underwriters' over-allotment of $5 million was closed in October 2001.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)

                                                                                    THREE MONTHS ENDED
                                                      ----------------------------------------------------------------------------
                                                        09/30/01        06/30/01        03/31/01        12/31/00        09/30/00
                                                      ------------    ------------    ------------    ------------    ------------
INTEREST AND DIVIDEND INCOME:
  Loans                                               $     37,725          38,003          39,311          43,207          40,712
  Securities available for sale                              8,956           9,071           8,165           7,122           6,642
  Federal Home Loan Bank of Topeka and Federal
    Reserve Bank stock                                         524             499             417             401             373
  Other investments                                            687             376             998             259             160
                                                      ------------    ------------    ------------    ------------    ------------
Total interest and dividend income                          47,892          47,949          48,891          50,989          47,887

INTEREST EXPENSE:
  Deposit accounts                                          18,152          19,461          22,417          24,155          22,394
  Advances from the Federal Home Loan Bank of Topeka         5,620           5,435           4,130           4,257           4,382
  Securities sold under agreements to repurchase and
    other borrowings                                           419             530             486             518             365
  Notes payable                                              1,212           1,212           1,213           1,231           1,274
  Trust preferred securities                                    97              --              --              --              --
                                                      ------------    ------------    ------------    ------------    ------------
Total interest expense                                      25,500          26,638          28,246          30,161          28,415

Net interest and dividend income                            22,392          21,311          20,645          20,828          19,472
  Provision for loan losses                                 (1,775)         (1,150)           (750)         (1,200)           (500)
                                                      ------------    ------------    ------------    ------------    ------------
Net interest and dividend income after provision
  for loan losses                                           20,617          20,161          19,895          19,628          18,972

NONINTEREST INCOME:
  Deposit related income                                     3,802           3,805           3,117           3,210           3,275
  Loan fees and loan service charges                           458             674             505             489             434
  Net gains on sale of assets                                  222             201             105             112             223
  Other                                                        815             841             874             739             504
                                                      ------------    ------------    ------------    ------------    ------------
Total noninterest income                                     5,297           5,521           4,601           4,550           4,436

NONINTEREST EXPENSE:
  Compensation and employee benefits                         8,357           8,630           7,822           8,385           7,871
  Equipment and data processing                              1,633           1,615           1,624           1,465           1,628
  Occupancy                                                    999             921             970             838           1,039
  Advertising                                                  125              86             103             180             153
  Professional fees                                            329             253             411             316             217
  Other                                                      3,638           3,653           3,520           2,370           2,843
                                                      ------------    ------------    ------------    ------------    ------------
Total noninterest expense                                   15,081          15,158          14,450          13,554          13,751
                                                      ------------    ------------    ------------    ------------    ------------

Income before income taxes and extraordinary item           10,833          10,524          10,046          10,624           9,657

  Provision for income taxes                                 3,639           3,472           3,271           4,049           3,496
                                                      ------------    ------------    ------------    ------------    ------------

Income before extraordinary item                      $      7,194           7,052           6,775           6,575           6,161
                                                      ------------    ------------    ------------    ------------    ------------

Extraordinary item - purchase and retirement
  of senior notes, net of tax                                   --              (1)             (3)            (51)             --
                                                      ------------    ------------    ------------    ------------    ------------

Net income                                            $      7,194           7,051           6,772           6,524           6,161
                                                      ============    ============    ============    ============    ============


Earnings per share:
  Income before extraordinary item:
    Basic                                             $       0.35            0.34            0.33            0.32            0.30
                                                      ============    ============    ============    ============    ============
    Diluted                                           $       0.34            0.33            0.32            0.32            0.30
                                                      ============    ============    ============    ============    ============
  Net income:
    Basic                                             $       0.35            0.34            0.33            0.32            0.30
                                                      ============    ============    ============    ============    ============
    Diluted                                           $       0.34            0.33            0.32            0.31            0.30
                                                      ============    ============    ============    ============    ============


Average shares outstanding:
    Basic                                               20,539,209      20,539,209      20,538,853      20,537,209      20,537,209
                                                      ============    ============    ============    ============    ============
    Diluted                                             21,349,796      21,226,583      21,131,920      20,769,374      20,537,209
                                                      ============    ============    ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)

                                                                  (unaudited)                              (unaudited)
                                                                    09/30/01     12/31/00      % CHANGE     09/30/00     % CHANGE
                                                                  -----------   -----------    --------    -----------   --------
ASSETS

Cash and due from banks                                           $    45,181        39,571        14.2    $    34,091       32.5
Interest bearing deposits with other banks                             79,400         4,400          --         16,500      381.2
Securities available for sale                                         542,211       354,048        53.1        404,078       34.2
Loans receivable, net of allowance for loan losses of $27,664 at September 30, 2001; $28,345 at December 31, 2000; and
   $28,455 at September 30, 2000                                    1,925,179     1,848,876         4.1      1,866,674        3.1
Federal Home Loan Bank of Topeka and Federal Reserve
  Bank stock, at cost                                                  33,784        19,417        74.0         19,417       74.0
Premises and equipment, net                                            38,379        37,865         1.4         37,863        1.4
Assets acquired through foreclosure and repossession, net               1,737           881        97.2            458      279.3
Intangible assets, net                                                 15,883        16,888        (6.0)        17,223       (7.8)
Current and deferred taxes, net                                         5,216         6,976       (25.2)        10,690      (51.2)
Other assets                                                           53,698        48,089        11.7         22,735      136.2
                                                                  -----------   -----------                -----------

           Total assets                                           $ 2,740,668     2,377,011        15.3    $ 2,429,729       12.8
                                                                  ===========   ===========    ========    ===========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                       $   618,614       606,752         2.0    $   505,385       22.4
     Savings                                                           69,147        62,907         9.9         65,657        5.3
     Time                                                           1,130,436     1,262,134       (10.4)     1,313,592      (13.9)
                                                                  -----------   -----------                -----------

           Total deposits                                           1,818,197     1,931,793        (5.9)     1,884,634       (3.5)

Advances from the Federal Home Loan Bank of Topeka                    600,025       190,028       215.8        305,563       96.4
Securities sold under agreements to repurchase and
 other borrowings                                                      45,082        38,214        18.0         32,084       40.5
Senior notes                                                           41,010        41,160        (0.4)        43,160       (5.0)
Other liabilities                                                      18,421        19,545        (5.8)        18,336        0.5
                                                                  -----------   -----------                -----------

           Total liabilities                                        2,522,735     2,220,740        13.6      2,283,777       10.5
                                                                  -----------   -----------                -----------

Mandatory Redeemable Trust Preferred Securities                        35,000            --       100.0             --      100.0

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,539,269 shares issued and 20,539,209 shares outstanding at September 30, 2001, December 31, 2000, and
      September 30, 2000                                                  205           205          --            205         --

   Preferred Stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                     --            --          --             --         --
   Additional paid-in capital                                         206,777       206,758          --        206,758         --
   Retained earnings                                                  117,020        96,003        21.9         89,479       30.8
   Treasury stock, 60 shares, at cost                                (151,274)     (151,274)         --       (151,274)        --
   Accumulated other comprehensive income                              10,205         4,579       122.9            784    1,201.7
                                                                  -----------   -----------                -----------

           Total stockholders' equity                                 182,933       156,271        17.1        145,952       25.3
                                                                  -----------   -----------                -----------

           Total liabilities and stockholders' equity             $ 2,740,668     2,377,011        15.3    $ 2,429,729       12.8
                                                                  ===========   ===========    ========    ===========   ========

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)


                                                       (unaudited)                         (unaudited)
                                                 09/30/01      06/30/01     NET CHANGE       09/30/00    NET CHANGE
                                                -----------   -----------   -----------    -----------   -----------
Non-accruing loans:
   Single-family residential                    $     2,331         2,820          (489)         3,763        (1,432)
   Commercial                                         6,900         4,847         2,053          3,117         3,783
   Construction                                          --            --            --             16           (16)
   Consumer                                             417           586          (169)         1,339          (922)
                                                -----------   -----------   -----------    -----------   -----------
      Total                                     $     9,648         8,253         1,395    $     8,235         1,413

Accruing loans 90 days or more delinquent:
   Single-family residential                    $        --            --            --    $        --            --
   Commercial                                            30            97           (67)             8            22
   Construction                                          --            --            --             --            --
   Consumer                                              --            --            --             42           (42)
                                                -----------   -----------   -----------    -----------   -----------
      Total                                     $        30            97           (67)   $        50           (20)

Foreclosed Assets:
   Single-family residential                    $       950           414           536    $       205           745
   Commercial                                           695           488           207            166           529
   Construction                                          --            --            --             --            --
   Consumer                                              92           112           (20)            87             5
                                                -----------   -----------   -----------    -----------   -----------
      Total foreclosures                        $     1,737         1,014           723    $       458         1,279

                                                -----------   -----------   -----------    -----------   -----------

Total non-performing assets                     $    11,415         9,364         2,051    $     8,743         2,672
                                                ===========   ===========   ===========    ===========   ===========


Total non-performing assets as a percentage
   of total assets                                     0.42%         0.36%                        0.36%
                                                ===========   ===========                  ===========


Total non-performing loans as a percentage
   of total allowance                                 34.98%        30.17%                        29.12%
                                                ===========   ===========                  ===========


Total non-performing assets as a percentage
   of total loans                                      0.58%         0.49%                        0.46%
                                                ===========   ===========                  ===========


Total non-performing loans as a percentage
   of total loans                                      0.50%         0.44%                        0.44%
                                                ===========   ===========                  ===========


Total non-performing loans as a percentage
   of total capital                                    5.29%         4.86%                        5.68%
                                                ===========   ===========                  ===========

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)
                                   (unaudited)


                                 THREE MONTHS ENDED
                                    SEPTEMBER 30,
                              ------------------------
                                 2001          2000
                              ----------    ----------
Beginning Balance             $   27,680        28,313

Provision                          1,775           500

Charge-Offs
     Commercial                   (1,316)         (273)
     Consumer                       (426)         (260)
     Residential                    (181)          (26)
                              ----------    ----------
          Total Charge-Offs       (1,923)         (559)
                              ----------    ----------

Recoveries                           132           201
                              ----------    ----------
Net Losses                        (1,791)         (358)
                              ----------    ----------

Ending Balance                $   27,664        28,455
                              ==========    ==========





                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)


                                            (unaudited)
                                         NINE MONTHS ENDED            YEAR ENDED
                                             SEPTEMBER 30,           DECEMBER 31,
                                   -----------------------------     ------------
                                       2001             2000             2000
                                   ------------     ------------     ------------
Beginning Balance                  $     28,345           28,297     $     28,297

Provision                                 3,675            1,500            2,700

Charge-Offs
     Commercial                          (2,451)          (1,195)          (1,725)
     Consumer                            (1,806)          (1,014)          (1,818)
     Residential                           (501)            (111)            (164)
                                   ------------     ------------     ------------
          Total Charge-Offs              (4,758)          (2,320)          (3,707)
                                   ------------     ------------     ------------

Recoveries                                  402              978            1,055
                                   ------------     ------------     ------------
Net Losses                               (4,356)          (1,342)          (2,652)
                                   ------------     ------------     ------------

Ending Balance                     $     27,664           28,455     $     28,345
                                   ============     ============     ============


Net Losses To Average Loans                0.23%            0.08%            0.15%
                                   ============     ============     ============